UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

Enliven Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Road
Boulder, Colorado		80301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 720 647-8519

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Directors

On April 8, 2024, the Board of Directors (the “Board”) of Enliven Therapeutics, Inc. (the “Company”) appointed Lori Kunkel, MD to serve as a Class III director, with a term expiring at the Company’s 2026 annual meeting of stockholders.

There are no arrangements or understandings between Dr. Kunkel and any other person pursuant to which Dr. Kunkel was selected as a director. In addition, there are no transactions in which Dr. Kunkel has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Dr. Kunkel will receive compensation for her service pursuant to the Company’s outside director compensation policy. This includes an annual cash retainer of $35,000 per year for service as an outside director. Additionally, as a new outside director, Dr. Kunkel was granted stock options to purchase shares with a grant date fair value as determined in accordance with U.S. generally accepted accounting principles equal to approximately $500,000. These stock options vest as to 1/36th of the total number of shares on each monthly anniversary of the grant date, subject to Dr. Kunkel’s continued service through the applicable vesting date. In the event of a Change in Control (as defined in the Company’s Outside Director Compensation Policy), the stock options will vest in full. In addition, Dr. Kunkel also executed the Company’s standard form of indemnification agreement.

A copy of the press release announcing Dr. Kunkel’s appointment as a director is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated April 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enliven Therapeutics, Inc.

Date: April 9, 2024	By:	/s/ Samuel Kintz
	Name:	Samuel Kintz
	Title:	President and Chief Executive Officer